Corporate Presentation January 2014 Exhibit 99.1

Safe Harbor Statements
This presentation contains "forward-looking“ statements that involve risks, uncertainties and assumptions. The opinions, forecasts, projections, or other statements about future events or results, are forward-looking statements. If the risks or uncertainties ever materialize or the assumptions prove incorrect, CymaBay's results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements include, but are not limited to: any projections of financial information; any statements about historical results that may suggest trends for CymaBay's business and results of operations; any statements concerning CymaBay's plans, strategies or objectives; any statements of expectation or belief regarding future events; any statement of projected sales forecasts, revenues or anticipated or projected markets; and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to CymaBay at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from
CymaBay's current expectations as a result of many factors, including but not limited to:
CymaBay's ability to obtain additional financing to fund its operations as it currently expects; unexpected delays or results in clinical trials; uncertainties regarding obtaining regulatory approvals; uncertainties regarding the ability to protect CymaBay's intellectual property; uncertainties regarding market acceptance of any products for which CymaBay is able to obtain market acceptance; the effects of competition; and market factors and general economic conditions. You should read CymaBay's Form 10 and S-1 registration statements, which are available on the SEC web site at
http://www.sec.gov,
including the
Risk Factors set forth therein, completely and with the understanding that our actual future results may be materially different from what we expect. CymaBay assumes no obligation for and does not intend to update these forward-looking statements. Nothing contained herein is, or should be relied on as, a promise or representation as to the future performance of CymaBay.

CymaBay Investment Highlights
•
Restructured company retaining the prior Metabolex pipeline and core management team
–
Became public through Form 10 self registration route
–
$38M financing completed to fund arhalofenate development
–
Application to FINRA to trade on the OTCBB under review
–
Application for NASDAQ listing under review
•
Arhalofenate is a potentially game changing dual-acting treatment for gout
–
Anti-flare activity of Colcrys (URL, acquired by Takeda for $800M)
–
Uricosuric activity of lesinurad (Ardea, acquired by AZ for $1.3B)
–
Large (>$500M peak sales) market opportunity
–
Highly de-risked asset with large clinical safety database
•
Other pipeline projects
–
MBX-2982 and MBX-8025 in Phase 2

CymaBay Leadership
Averages >20 years of drug development experience
Name Title Experience
Harold Van Wart President, CEO               Syntex, Roche
Sujal Shah CFO Credit Suisse, Citi
Charles McWherter CSO        Pfizer, Sugen
Mary Jean Stempien Interim CMO Roche, Tularik
Robert Martin VP Project Management Syntex, Roche
Patrick O’Mara VP Business Dev. Metabolex
Diana Petty VP Human Resources SmithKline, 3M

Preclinical Phase 1 Phase 3 Phase 2 Lead Optimization
Arhalofenate
MBX-8025
MBX-2982
Gout
Diabetes
Diabetes
High Unmet Need/
Orphan Disease
Diabetes
Target
Novel Target
Diabetes
Targets
CymaBay Pipeline, January 2014
Multiple partnered and unpartnered programs

Key Features of Gout
Hyperuricemia, urate crystal deposits and flares
Hyperuricemia
Serum Uric
Acid (sUA)
Mono Sodium
Urate (MSU)
crystal deposits
Inflammatory
Response
IL-1ß
Painful flare
Therapeutic
targets
Joint
erosion

Current Treatment of Gout
Uric acid Lowering Therapies (ULTs) and anti-inflammatories
–
Treatment paradigm (ACR Guidelines)
–
Anti-inflammatory to treat the flare
–
ULT is initiated to address the hyperuricemia with a goal of sUA < 6
mg/dL to debulk offending MSU burden
–
Initiation of ULT increases flare risk, requiring Colcrys prophylaxis
–
Anti-inflammatory drugs
–
Colchicine (Colcrys)
–
NSAIDs, steroids
–
Ilaris (anti-IL-1 biologic) approved in EU
•
ULTs
–
Xanthine oxidase (XO) inhibitors (allopurinol, febuxostat)
–
Uricosurics (probenecid, lesinurad)
–
Pegloticase (for severe treatment failure gout)

8 The Big Paradox Currently marketed ULTs increase flares

Gout Patients Are Poorly Served by Available Drugs
Need for better control of flares and sUA
•
Patients care about the pain, suffering and medical costs due to flares
–
Despite ULT,  at least 1 million patients flare 3 times/year
–
More than 50% of patients on ULT do not reach the sUA goal of < 6
mg/dL and are unable to debulk  their MSU burden
–
Poor performance of available therapies leads to non-compliance
•
Current anti-inflammatory drugs have limitations for gout patients
–
Colcrys ($496M sales in 2012) has GI side effects, drug interactions and is difficult to use in patients with comorbidities (CKD, CVD)
–
Steroids and NSAIDs are also problematic
–
Ilaris is an expensive injectable with risk of infections
•
Unmet needs
–
Better flare control
–
Additional sUA lowering, but not if it causes more flares

The Arhalofenate Solution
The only therapy that reduces flares while lowering sUA
•
Reduces flares through anti-inflammatory
properties and long plasma half-life
–
Suppresses MSU crystal-induced
IL-1ß in gouty joints
–
No systemic suppression of  IL-1   and
no infection risk
–
50 hour half-life “buffers” sUA levels
to minimize intraday fluctuations
•
Lowers sUA by improving uric acid excretion
in the kidney
–
Blocks urate reabsorption by URAT1
–
Same mechanism for lowering sUA as
lesinurad
–
Retains uricosuric activity in CKD patients

Allopurinol
Intolerant
~300 K
Diagnosed
Gout*
8.3 M
ULT Treated**
~3.3 M
Mild & Moderate
~581K
Severe
~282K
Arhalofenate Arhalofenate
+ Febuxostat
Arhalofenate
* NHANES, 2008
** Source Healthcare 2012
*** BioTrends
Target
Population
~ 1M patients
3 flares/yr***
Arhalofenate Target Population
Three or more flares a year or allopurinol intolerant
CymaBay/Biotrends
Market Research:
PCPs cite 3 flares/year
as the threshold for
trying a new therapy

Switch Strategy is Made Possible by Patient Presentations
Repeat visits to PCPs due to flare recurrence
Allopurinol
Intolerant
~300K
Steady State
XO-Treated
3.3M
Untreated Gout
Patients
5.3-5.8M
Discontinuations
~1.2M/year*
Restarts
~0.75M/year*
Newly
Diagnosed
New Starts
~200K/year**
* Sarawate et al. (2006)
** NHANES data
~20K/year

Market Opportunity
Arhalofenate’s unique profile creates large opportunity
•
Arhalofenate offers what patients care about – relief from flares and pain
–
US Colcrys sales ($496M) in 2012 validate value of flare reduction
–
Pharmacoeconomic argument for payers on reduced healthcare costs
•
25% of patients with 3 flares/yr need an ER visit or hospitalization*
•
Hospitalizations have a mean length of stay of 4 days**
•
Arhalofenate US Sales forecast (Sage Path Partners)
–
Peak sales >$500M
•
Pure ULTs that lack anti-flare activity have not been commercially successful
–
Allopurinol is an inexpensive entrenched generic (>90% market share)
–
Febuxostat sales of only ~$216M/year is due to minimal differentiation
–
Lesinurad may face the same challenges
*  BioTrends, 2012
** Mandell BF et al

Discovery and History of Arhalofenate
Single enantiomer of halofenate
•
Halofenate
–
Racemic drug studies by Merck in late 1970s
–
1200 patient year clinical database with effective reduction in sUA and triglycerides and good overall safety (studies up to 4 years)
–
Lowered glucose in diabetics
–
Discontinued due to GI side effects associated with S-enantiomer
•
Arhalofenate
–
R
-enantiomer of halofenate partnered with JnJ for type 2 diabetes
–
Eight Phase 1 and four Phase 2 studies (3-6 months) completed
–
Total of 873 patients studied giving ~165 patient-years of exposure
–
Decreases in HbA1c fell short of commercial target
–
Now being repurposed for gout

Phase 2 Gout Studies Conducted with Arhalofenate
Strong support for monotherapy and febuxostat combination
•
Monotherapy study (64 patients, 4-week treatment)
–
Arhalofenate (400 or 600 mg) or placebo
–
Reductions in sUA lowering and flare parameters
•
Febuxostat combination study (11 patients; up-titration over 5 weeks)
–
80 mg febuxostat plus arhalofenate (400 or 600 mg)
–
Percentage of patients that reach sUA goals (< 6, < 5, < 4 and < 3
mg/dL) and decrease in flare parameters
•
Allopurinol combination study (95 patients, 4 weeks of treatment)
–
Patients on allopurinol (300 mg) not reaching sUA < 6 mg/dL
received arhalofenate (400 or 600 mg) or placebo
–
Reductions in flare parameters
–
Effect on sUA partially offset by drug interaction with oxypurinol

16 Arhalofenate Phase 2 Monotherapy Study Gradual dose-dependent reductions in sUA Weeks of treatment Baseline sUA 9.7 9.4 9.8 No. of patients 22 20 22

Incidence (%)
Duration (Days)
Combined Score
(Incidence x Duration)
All patients received Colcrys for flare prophylaxis
Arhalofenate  Phase 2 Monotherapy Study
Decrease in flare incidence, duration and  combined score
Pbo            400 mg               600 mg
p = 0.08
p = 0.16

18 Arhalofenate Phase 2 Monotherapy Study Decreases in flare severity Placebo 400 mg 600 mg Mild Moderate

Lesinurad Phase 2 Monotherapy Study (Ardea*)
Increases in flare incidence, duration and combined score
* 28-day study up-titration of lesinurad from 200 to 400 to 600 mg
Incidence (%)
Duration (Days)
Combined Score
(Incidence x Duration)
Placebo           Lesinurad
All patients received Colcrys for flare prophylaxis

Arhalofenate Phase 2 Febuxostat Combination Study
Best-in-class sUA responder rate
6.0 mg/dL               5.0 mg/dL              4.0 mg/dL              3.0 mg/dL
Febuxostat (80 mg)
Febuxostat (80 mg) +
Arhalofenate (400 mg)
Febuxostat (80 mg) +
Arhalofenate (600 mg)
~10-fold
increase vs.
febuxostat
(p = 0.013)
Baseline sUA = 9 mg/dL
Week 1
Week 2-3
Week 4-5

Arhalofenate Phase 2 Febuxostat Combination Study
Decrease in flare incidence and duration
Febuxostat   Plus 400 mg   Plus 600 mg       Post-
Alone        Arhalofenate   Arhalofenate  Treatment
Week 1 Weeks 2-3
Weeks 4-5
Weeks 6-7
All patients received
Colcrys for flare
prophylaxis through
post-treatment phase

Arhalofenate Clinical Studies
Efficacy summary
•
Consistent reductions in flare parameters in all three studies
–
Incidence, severity and duration
–
Effects comparable to the anti-IL-1   biologics
–
Effects achieved without need for dose titration
•
Consistent reductions in sUA
–
Up to 27% with monotherapy
–
Up to 60% in combination with febuxostat
–
Subset analyses show that sUA reductions are retained in:
•
Patients with Stage 2 and 3 CKD
•
Patients taking diuretics and aspirin
•
Favorable effects on metabolic comorbidities
–
Lowers triglycerides and reverses insulin resistance

Arhalofenate Clinical Studies
Safety summary
•
Completed 15 clinical studies
–
Nearly 1000 subjects exposed to arhalofenate for up to 6 months
•
General safety
–
Adverse events similar to placebo and balanced across dose groups
–
Low incidence of asymptomatic liver transaminase elevations
–
No increase in infections, no changes in neutrophils
•
Renal safety
–
No kidney stones, decrease in urine pH or effect on eGFR
–
No creatinine signal (no grade 3 or 4 elevations)
•
No dose-limiting toxicity has been identified

Arhalofenate Clinical Studies
Development status
•
Drug materials
–
Economical, proprietary synthesis
•
200 kg of drug substance in hand
–
Commercial tablet formulation developed
•
200, 300, 400 and 600 mg strengths
•
Completed preclinical safety package
–
Sub-chronic and chronic toxicology in rat and monkey
–
Safety pharmacology and reproductive toxicology
–
Two-year carcinogenicity studies in rodents
–
Carcinogenicity and CV safety review by FDA completed
–
All studies satisfactorily completed and support further development
•
Additional Phase 2/3 study to refine product profile

•
12-week study in gout patients experiencing 3 flares in the prior year
•
Goals for arhalofenate
–
Prevent flares without colchicine prophylaxis
–
800 mg lowers  sUA comparable to allopurinol (300 mg)
–
Generate safety data with 800 mg dose
•
Primary endpoint
–
Mean flares/patient for arhalofenate (800 mg) vs. allopurinol (300 mg)
–
>80% power to detect a 50% decrease in flares
•
Secondary endpoint
–
sUA responder rate (<6 mg/dL) for arhalofenate (800 mg) vs. placebo
–
>90% power to detect a responder rate of 40%
Replace
allopurinol -
Colcrys
Arhalofenate Phase 2/3 Study

Arhalofenate Phase 2/3 Study Design
Screening
Run-in
3 Month Treatment Phase
1 Month
Run-in
Flare Rescue
Arhalofenate 600 mg
Arhalofenate 800 mg
Allopurinol  300 mg + Colchicine
Allopurinol 300 mg
Placebo n = 25
n = 50
n = 50
n = 50
n = 50
1 Month
Follow-up

27 CymaBay Milestones for Arhalofenate • Dose first patient in Phase 2/3 study 1H 2014 • Phase 2/3 headline data 1H 2015 • End-of-phase 2 meeting 2H 2015 • Start Phase 3 1H 2016